M Fund, Inc.
Supplement dated as of July 28, 2009, to the
Prospectus dated April 30, 2009

On June 15, 2009, the Board of Directors (the “Board”) of M Fund, Inc. (the “Company”) approved a sub-advisory agreement between M Financial Investment Advisers, Inc. (the “Adviser”), on behalf of the Company and its series, the Business Opportunity Value Fund, and Iridian Asset Management LLC (“Iridian”).  Under the Investment Company Act of 1940, as amended, a change in control of an adviser or sub-adviser results in an automatic termination of an existing advisory or sub-advisory agreement.  A change in control of Iridian occurred on June 30, 2009 when Arovid Associates LLC, a Delaware limited liability company, (“Arovid”), and Larenjay, Inc., a Delaware corporation (“Larenjay”), acquired in the aggregate 100% of the limited liability company interests of Iridian. Arovid owns 99%, and Larenjay owns 1% of such limited liability company interests. Larenjay is owned 50% by David L. Cohen and 50% by Harold J. Levy, Iridian’s founders. Messrs. Cohen and Levy own 25% of Arovid, with the remainder held equally by two entities held by Messrs. Cohen and Levy and their respective family trusts. Under the Investment Company Act of 1940, as amended, the change in control of Iridian resulted in an automatic termination of the existing sub-advisory agreement with Iridian.

Pursuant to an exemptive order granted to the Adviser and the Company by the Securities and Exchange Commission, the Adviser is permitted to enter into new sub-advisory agreements with sub-advisers that are not otherwise affiliated with the Adviser or the Company without shareholder approval, if approved by the Board.  Shareholder approval of the sub-advisory agreement will not be sought because Iridian is not an affiliate of the Adviser or the Company.

Under the sub-advisory agreement, the annualized fee rate payable to Iridian for its sub-advisory services is identical to the fee rate paid under the previous sub-advisory agreement and Iridian’s services to the Business Opportunity Value Fund will be the same.

Effective July 8, 2009, Matt Greenberg joined David Cohen as a portfolio manager of the Business Opportunity Value Fund (“Fund”) replacing John Ajay.  Mr. Cohen serves as the primary portfolio manager and Mr. Greenberg serves a secondary portfolio manager.

The last three sentences  of the second paragraph of the sub-section “Sub-Advisers – Iridian Asset Management LLC (Iridian)” within the section “Management of the Funds” on page 23 of the Prospectus are replaced with the following:

Matt Greenberg, Managing Director, has assisted Mr. Cohen in the management of the Fund since July 8, 2009.  Mr. Greenberg joined Iridian in 2001.  In addition, Mr. Greenberg has also served as the sole owner and portfolio manager of MRJ Capital, Inc., a registered investment adviser, since 2001.  Prior to joining Iridian, he was an Executive Vice President with Greenhaven Associates from January 1988 through March 2001.

M Fund, Inc.
Supplement dated as of July 28, 2009, to the
Statement of Additional Information dated April 30, 2009

Effective July 8, 2009, Matt Greenberg joined David Cohen as a portfolio manager of the Business Opportunity Value Fund (“Fund”), replacing John Ajay.  Mr. Cohen serves as the primary portfolio manager and Mr. Greenberg serves a secondary portfolio manager.

The first and second paragraph of the section “Investment Advisory and Other Services – Sub-Advisors” with regard to Iridian Asset Management LLC on page 31 of the Statement of Additional Information is replaced with the following language:

Iridian Asset Management LLC (“Iridian”), Sub-Adviser to the Business Opportunity Value Fund, is located at 276 Post Road West, Westport, Connecticut 06880. Arovid Associates LLC, a Delaware limited liability company, (“Arovid”), and Larenjay, Inc., a Delaware corporation (“Larenjay”), own 100% of the limited liability company interests of Iridian. Arovid owns 99%, and Larenjay owns 1% of such limited liability company interests. Arovid and Larenjay are each owned 50% by David L. Cohen and 50% by Harold J. Levy, Iridian’s founders. Messrs. Cohen and Levy own 25% of Arovid, with the remainder held equally by two entities held by Messrs. Cohen and Levy and their respective family trusts.  Mr. Cohen and Mr. Greenberg are responsible for the day-to-day management of the Fund. As of June 30, 2009, Messrs. Cohen and  Greenberg are responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed
David Cohen	3	900,205,845	3	165,652,676	18	609,206,809

Matt Greenberg	2	115,291,934	2	165,652,676	18	609,206,809

Messrs. Cohen and Greenberg do not manage any accounts for which an advisory fee based on the account’s performance is earned.

The first sentence of the sub-section “Conflicts of Interest” within the section “Investment Advisory and Other Services – Sub-Advisors” with regard to Iridian Asset Management LLC on page 32 of the Statement of Additional Information is replaced with the following language:

Iridian serves as portfolio managers to certain clients and unregistered investment companies that may utilize an investment program that is substantially similar to that of the Fund managed by Messrs. Cohen and Greenberg.

The last sentence of the sub-section “Compensation” within the section “Investment Advisory and Other Services – Sub-Advisors” with regard to Iridian Asset Management LLC on page 32 of the Statement of Additional Information is replaced with the following information:

As of June 30, 2009, neither Mr. Cohen nor Mr. Greenberg beneficially owned any shares of the Business Opportunity Value Fund.